Advisory Portfolios Prospectus Supplement

September 29, 2006

Morgan Stanley Institutional Fund Trust

Supplement dated September 29, 2006 to the Advisory Portfolios Prospectus dated January 30, 2006 of:

Advisory Foreign Fixed Income Portfolio

Advisory Foreign Fixed Income II Portfolio

The Board of Trustees of Morgan Stanley Institutional Fund Trust has approved changing the name of the Advisory Foreign Fixed Income Portfolio (“Advisory Foreign Fixed Income”) to “Advisory Global Fixed Income Portfolio” and the name of the Advisory Foreign Fixed Income II Portfolio (“Advisory Foreign Fixed Income II”) to “Advisory Global Fixed Income Portfolio II.” In connection with the name change, each Portfolio will no longer be required to invest at least 80% of its assets solely in securities of non-U.S. issuers, but also may invest in securities of U.S. issuers. In connection with these changes, the revisions to the Prospectus set forth below will take effect on November 29, 2006.

The Prospectus is hereby supplemented as follows:

The name of Advisory Foreign Fixed Income Portfolio is hereby changed to “Advisory Global Fixed Income Portfolio” and Advisory Foreign Fixed Income II Portfolio is hereby changed to “Advisory Global Fixed Income Portfolio II.” All references in the Prospectus to “Advisory Foreign Fixed Income Portfolio” are hereby changed to “Advisory Global Fixed Income Portfolio” and all references in the Prospectus to “Advisory Foreign Fixed Income II Portfolio” are hereby changed to “Advisory Global Fixed Income Portfolio II.”

The first paragraph of the section of the Prospectus titled “Advisory Foreign Fixed Income Portfolio—Approach” is hereby deleted and replaced with the following:

The Portfolio invests primarily in fixed income securities of government and corporate issuers including both U.S. and non-U.S. issuers, including issuers located in emerging markets, and both investment grade and high yield securities rated B or BB (commonly referred to as “junk bonds”). A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. A portion of the securities held by the Portfolio will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, collateralized mortgage obligations (“CMOs”), swaps and other derivatives in managing the Portfolio.

The first and second paragraphs of the section of the Prospectus titled “Advisory Foreign Fixed Income Portfolio—Process” are hereby deleted and replaced with the following:

Morgan Stanley Investment Management Limited (the “Sub-Adviser”) employs a value approach toward fixed income investing. The Sub-Adviser’s research teams evaluate the relative attractiveness of government, corporate, mortgage and asset-backed securities. The Sub-Adviser relies upon value measures, particularly the relative attractiveness of securities issued by governments, against those of corporations and other private entities. The Sub-Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Sub-Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors, while seeking to balance the overall risk of the Portfolio. The Sub-Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Please retain this supplement for future reference.

The first paragraph of the section of the Prospectus titled “Advisory Foreign Fixed Income II Portfolio—Approach” is hereby deleted and replaced with the following:

The Portfolio invests primarily in investment grade fixed income securities of government and corporate issuers including both U.S. and non-U.S. issuers, including issuers located in emerging markets. A portion of these securities may be asset-backed and, to a lesser extent, mortgage securities. A portion of securities held by the Portfolio will be denominated in foreign currencies, including the Euro. There is no minimum or maximum maturity for any individual security. The Portfolio may use futures, options, forwards, CMOs, swaps and other types of derivatives.

The first and second paragraphs of the section of the Prospectus titled “Advisory Foreign Fixed Income II Portfolio—Process” are hereby deleted and replaced with the following:

The Sub-Adviser employs a value approach toward fixed income investing. The Sub-Adviser’s research teams evaluate the relative attractiveness of government, corporate, mortgage and asset-backed securities. The Sub-Adviser relies upon value measures, particularly the relative attractiveness of securities issued by governments, against those of corporations and other private entities. The Sub-Adviser also measures various types of risk, by monitoring interest rates, the shape of the yield curve, credit risk, country risk and currency valuations. The Sub-Adviser’s management team builds an investment portfolio designed to take advantage of its judgment on these factors while seeking to balance the overall risk of the Portfolio. The Sub-Adviser may sell securities or exit positions when it believes that expected risk-adjusted return is low compared to other investment opportunities.

Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in fixed income securities. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes.

Please retain this supplement for future reference.

IFTADVSPT1 9/06

Statement of Additional Information Supplement

September 29, 2006

Morgan Stanley Institutional Fund Trust

Supplement dated September 29, 2006 to the Statement of Additional Information dated January 30, 2006

The Board of Trustees of Morgan Stanley Institutional Fund Trust has approved changing the name of the Advisory Foreign Fixed Income Portfolio (“Advisory Foreign Fixed Income”) to “Advisory Global Fixed Income Portfolio” and the name of the Advisory Foreign Fixed Income II Portfolio (“Advisory Foreign Fixed Income II”) to “Advisory Global Fixed Income Portfolio II.” In connection with the name change, each Portfolio will no longer be required to invest at least 80% of its assets solely in securities of non-U.S. issuers, but also may invest in securities of U.S. issuers. In connection with these changes, the revisions to the Statement of Additional Information set forth below will take effect on November 29, 2006.

The Statement of Additional Information is hereby supplemented as follows:

(1) The name of Advisory Foreign Fixed Income Portfolio is hereby changed to “Advisory Global Fixed Income Portfolio” and Advisory Foreign Fixed Income II Portfolio is hereby changed to “Advisory Global Fixed Income Portfolio II.”

All references in the Statement of Additional Information to “Advisory Foreign Fixed Income Portfolio” are hereby changed to “Advisory Global Fixed Income Portfolio” and all references in the Statement of Additional Information to “Advisory Foreign Fixed Income II Portfolio” are hereby changed to “Advisory Global Fixed Income Portfolio II.”

Please retain this supplement for future reference.